                                                                   Exhibit 10.51


                                 AMENDMENT NO. 5
                                       TO
             SENIOR SUBORDINATED NOTE AND WARRANT PURCHASE AGREEMENT


         This AMENDMENT NO. 5 (this "AMENDMENT NO. 5") is made as of this 30th day of March, 2001, by and among POLYVISION CORPORATION, a New York corporation (the "COMPANY"), POSTERLOID CORPORATION, a Delaware corporation ("POSTERLOID"), GREENSTEEL, INC., a Delaware corporation ("GREENSTEEL") (each of Posterloid and Greensteel, a "GUARANTOR" and collectively, the "GUARANTORS") and JOHN HANCOCK LIFE INSURANCE COMPANY (f/k/a John Hancock Mutual Life Insurance Company), JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY and HANCOCK MEZZANINE PARTNERS L.P. (collectively, the "PURCHASERS").

             WHEREAS:

         (A) The Purchasers are collectively the holders of $25,000,000 in aggregate principal amount of the Company's 12.5% Senior Subordinated Notes due December 30, 2006 (the "NOTES") issued by the Company under a Senior Subordinated Note and Warrant Purchase Agreement dated as of December 30, 1998 and previously amended by an Amendment No. 1 dated as of August 19, 1999, an Amendment No. 2 dated as of January 21, 2000, an Amendment No. 3 dated as of May 30, 2000 and an Amendment No. 4 dated as of October 23, 2000 (the "NOTE AGREEMENT"). Under the Note Agreement, the Guarantors have guaranteed the obligations of the Company under the Note Agreement and the Notes. Capitalized terms not otherwise defined in this Amendment No. 5 have the meanings given therefor in the Note Agreement, as previously amended.

         (B) Pursuant to Section 4.13 of the Note Agreement, the Company has agreed, among other things, not to become or permit any of its Subsidiaries to become a lessee under any operating lease of property, including, without limitation, real estate, ("OPERATING LEASES"), if the aggregate Rentals payable during any period of twelve consecutive months under the lease in question and all other leases under which the Company or any of its Subsidiaries, as the case may be, is then lessee would exceed One Million Dollars ($1,000,000), including the Dollar Equivalent of amounts denominated in non-U.S. currencies. The Company has informed the Purchasers that the Rentals for all such Operating Leases for the twelve-month period ended December 31, 2000 were approximately $1,700,000 and thus the Company would not be in compliance with the terms of Section 4.13 of the Note Agreement for such period and all twelve-month periods commencing in the year 2000 (such non-compliance is referred to herein as the "SECTION 4.13 NON-COMPLIANCE");

         (C) Pursuant to Section 4.12(a) of the Note Agreement, the Company has agreed, among other things, that the Company and its Subsidiaries will maintain a Consolidated Debt to EBITDA Ratio of not more than 4.55 to 1 for the period ending December 31, 2000. The Company has informed the Purchasers that the Consolidated Debt to EBITDA Ratio for such period was 4.85 to 1 and thus the Company would not be in compliance with the terms of Section 4.12(a) of the Note Agreement for such period (such non-compliance is referred to herein, as the "SECTION 4.12(A) NON-COMPLIANCE" and, together with the Section 4.13 Non-Compliance, the "SPECIFIED NON-COMPLIANCE");

         (D) The Company has requested that the Purchasers waive the Specified Non-Compliance solely for the periods specified above and amend certain of the terms and provisions of the Note Agreement and the other Transaction Documents as set forth herein.

         (E) The Purchasers have agreed, subject to the satisfaction of the conditions precedent set forth herein, to waive the Specified Non-Compliance solely for such periods and to so amend the Note Agreement as set forth herein.

         NOW, THEREFORE, the Company, the Purchasers and the Guarantors hereby agree as follows:

         1. WAIVER.

         1.1 Subject to the satisfaction of the conditions precedent set forth in Section 6 below and in consideration of and reliance upon the agreements of the Company and the Guarantors set forth herein, each of the Purchasers agrees to waive (a) the Section 4.13 Non-Compliance for all twelve-month periods from and after January 1, 2000, but prior to the effective date of this Amendment1 PROVIDED THAT the aggregate amount of Rentals payable by the Company and its Subsidiaries under Operating Leases for any such period does not exceed $1,700,000 and (b) the Section 4.12(a) Non-Compliance for the period ending December 31, 2000, PROVIDED THAT the Consolidated Debt to EBITDA Ratio for such period did not exceed4.85:1.00.

         2. AMENDMENTS TO THE NOTE AGREEMENT. Subject to the satisfaction of the conditions precedent set forth in Section 6 below, the Note Agreement is hereby amended as follows:

         2.1 DEFINITIONS.


                  2.1.1 The definition of "EBITDA" for the purposes of the Note Agreement shall be the same as that set forth in the Senior Credit Agreement as amended through the Senior Amendment No. 6 (defined in
         Section 4.7 below).

                  2.1.2 The definition of "SENIOR CREDIT AGREEMENT" is amended and restated as follows:

                           "SENIOR CREDIT AGREEMENT" means the Credit Agreement,
                  dated November 20, 1998, among the Company, the banks, financial institutions and other institutional lenders named therein, and Fleet National Bank, as Administrative Agent, as Initial Issuing Bank and as Swing Line Bank, as amended by an Amendment No. 1 dated as of December 30, 1998; an Amendment and Supplement No. 2 dated as of August 19, 1999; an Amendment and Supplement No. 3 dated as of

                  January 21, 2000; an Amendment and Supplement No. 4 dated as of May 30, 2000; an Amendment and Supplement No. 5 dated as of September 20, 2000 and an Amendment No. 6 and Waiver dated as of March 30, 2001 and as thereafter amended in compliance with the provisions of Section 7.16."

         2.2 AFFIRMATIVE COVENANTS. Section 3 of the Note Agreement is hereby amended by adding the following new Section 3.10 thereto in the correct numerical location:

                           "3.10 FINANCIAL CONSULTANT. The Holders shall be
                  entitled to retain a financial consultant (the "CONSULTANT") to, among other things, test the projections and business plan prepared by the Company, and evaluate the financial condition of the Company and its Subsidiaries. The Company and its Subsidiaries shall cooperate with the Consultant and make their officers and records available to the Consultant. The Company and its Subsidiaries shall pay the fees and expenses of the Consultant.

         2.3 DIVIDENDS. The second sentence of Section 4.6 of the Note Agreement is hereby deleted.

         2.4 CAPITAL EXPENDITURES. Section 4.4 of the Note Agreement is amended and restated as follows:


                            "4.4 CAPITAL EXPENDITURES. The Company shall not,
                  and shall not permit any of its Subsidiaries to, make any Capital Expenditures that would cause the aggregate of all such Capital Expenditures made by the Company and its Subsidiaries in any period set forth below to exceed the amount set forth below for such period:

                                  PERIOD AMOUNT

                  Fiscal Year ended December 31, 1999         $3,000,000
                  Fiscal Year ended December 31, 2000         $3,000,000
                  Fiscal Year ended December 31, 2001         $2,100,000
                  Each Fiscal Year thereafter                 $3,500,000

                  PROVIDED, HOWEVER, the Company and its Subsidiaries may make in the aggregate an additional $500,000 in Capital Expenditures in the Fiscal Year ending December 31, 2001 with the consent (which may be withheld for any reason) of the Required Holders."

         2.5 LIMITATIONS ON OPERATING LEASES. Section 4.13 of the Note Agreement is hereby amended by deleting the text "One Million ($1,000,000) Dollars" and substituting the text "Two Million Five Hundred Thousand Dollars ($2,500,000)" therefor.

         2.6 CONSOLIDATED DEBT TO EBITDA RATIO. Section 4.12(a) of the Note Agreement is hereby amended by deleting the table set forth in such Section and substituting in lieu thereof the following new table:

          ------------------------------------------- --------------------------
          Date of Determination - Fiscal              Maximum Ratio
          Quarter Ending
          ------------------------------------------- --------------------------
          12/31/00                                    4.85:1
          ------------------------------------------- --------------------------
          3/31/01 and 6/30/01                         5.80:1
          ------------------------------------------- --------------------------
          9/30/01                                     5.50:1
          ------------------------------------------- --------------------------
          12/31/01                                    4.40:1
          ------------------------------------------- --------------------------
          3/31/02 and 6/30/02                         4.25:1
          ------------------------------------------- --------------------------
          9/30/02 through (and including) 6/30/03     3.75:1
          ------------------------------------------- --------------------------
          9/30/03 and thereafter                      3.25:1
          ------------------------------------------- --------------------------

         2.7 INTEREST COVERAGE RATIO. Section 4.12(b) of the Note Agreement is hereby amended by deleting the table set forth in such Section and substituting in lieu thereof the following new table:

          ------------------------------------------- --------------------------
          Date of Determination - Fiscal Quarter      Minimum Ratio
          Ending
          ------------------------------------------- --------------------------
          12/31/00                                    2.20:1
          ------------------------------------------- --------------------------
          3/31/01                                     1.60:1
          ------------------------------------------- --------------------------
          6/30/01                                     1.60:1
          ------------------------------------------- --------------------------
          9/30/01                                     1.75:1
          ------------------------------------------- --------------------------
          12/31/01                                    2.25:1
          ------------------------------------------- --------------------------
          3/31/02 and 6/30/02                         2.70:1
          ------------------------------------------- --------------------------
          9/30/02 and thereafter                      2.70:1
          ------------------------------------------- --------------------------

         2.8 FIXED CHARGE COVERAGE RATIO. Section 4.13(c) of the Note Agreement is hereby amended by deleting the table set forth in such Section and substituting in lieu thereof the following new table:

          ------------------------------------------- --------------------------
          Date of Determination - Fiscal              Minimum Ratio
          Quarter Ending
          ------------------------------------------- --------------------------
          12/31/00                                    1.05:1
          ------------------------------------------- --------------------------
          3/31/01 through (and including) 9/30/01     .80:1
          ------------------------------------------- --------------------------
          12/31/01                                    1.00:1
          ------------------------------------------- --------------------------
          3/31/02 through (and including) 12/31/02    1.10:1
          ------------------------------------------- --------------------------
          3/31/03 and thereafter                      1.15:1
          ------------------------------------------- --------------------------

         2.9 MINIMUM EBITDA. The following new Section 4.12(d) is added to the Note Agreement in the correct numerical location:

                           (d) MINIMUM EBITDA. Not permit EBITDA for any fiscal
                  quarter set forth in the table below to be less than the amount set forth opposite such quarter in such table:

                    ---------------------------------- -----------------------
                    Date of Determination -Fiscal      Minimum Quarterly
                    Quarter Ending                     EBITDA
                    ---------------------------------- -----------------------
                    3/31/01                            $1,702,000
                    ---------------------------------- -----------------------
                    6/30/01                            $6,562,000
                    ---------------------------------- -----------------------
                    9/30/01                            $9,120,000
                    ---------------------------------- -----------------------
                    12/31/01                           $4,941,000
                    ---------------------------------- -----------------------

         3. AGREEMENTS OF THE COMPANY.

         This Amendment No. 5 shall constitute a Transaction Document and (i) any failure of the Company or its Subsidiaries to comply with any of the provisions of this Amendment No. 5 and/or (ii) the failure of any representation or warranty contained herein to be true and correct in all material respects shall constitute a Default and an Event of Default under the Note Agreement.

         4. REPRESENTATIONS AND WARRANTIES.


         The Company and the Guarantors jointly and severally represent, warrant to and covenant and agree with the Purchasers that:

         4.1 No Default or Event of Default will exist under the Note Agreement after giving effect to this Amendment No. 5 and the Senior Amendment No. 6.

         4.2 Each of the representations and warranties set forth in Section 8 of the Note Agreement is true in all respects as if made on the date hereof and will be true as of the Amendment No. 5 Effective Date (defined in Section 6 below), except for changes in the ordinary course of business not prohibited by the Note Agreement, none of which, either singly or in the aggregate, have had a Material Adverse Effect on the Company and its Subsidiaries taken as a whole.

         4.3 Each Loan Party (a) to the extent it is a party thereto, has all requisite corporate power and authority to execute and deliver this Amendment No. 5, and each other agreement, instrument or document contemplated to be executed or delivered by any Loan Party pursuant to this Amendment No. 5 (collectively, together with this Amendment No. 5, the "AMENDMENT NO. 5 DOCUMENTS") and to consummate the transactions contemplated hereby and thereby and (b) has taken all action, corporate or otherwise, necessary to authorize the execution and delivery of the Amendment No. 5 Documents to which it is a party and the consummation of the transactions contemplated hereby and thereby.

         4.4 Neither the execution and delivery of the Amendment No. 5 Documents by any Loan Party nor the consummation by it of the transactions contemplated hereby and thereby (a) conflict with, or result in any breach or violation of any provision of, the charter or by-laws of any Loan Party, (b) conflict with or result in any breach or violation of, or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, or result in the termination of, or accelerate the performance required by, or result in the creation of a Lien upon any of the properties or assets of any Loan Party or any of their Subsidiaries (other than Liens permitted by the Note Agreement) under any of the terms, conditions or provisions of any loan agreement, indenture, mortgage, deed of trust, lease or other material contract, instrument or agreement binding on or affecting any Loan Party, any of their Subsidiaries or any of their respective properties, or
(c) violate any law (including, without limitation, the Securities Act, the Exchange Act, and the Racketeer Influenced and Corrupt Organizations Chapter of the Organized Crime Control Act of 1970), rule, regulation (including, without limitation, Regulation T, U or X of the Board of Governors of the Federal Reserve System), order, writ, judgment, injunction, decree, determination or award applicable to such Loan Party or any of their Subsidiaries.

         4.5 No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or any other third party is or will be required for (a) the due execution, delivery, recordation, filing or performance by any Loan Party of any Amendment No. 5 Document to which it is a party other than the consent of the Administrative Agent under the Senior Credit Agreement, or (b) the exercise by the Purchasers of their rights under the Transaction Documents.

         4.6 Each Amendment No. 5 Document has been duly executed and delivered by each Loan Party that is a party thereto and each of them, and the Note Agreement as amended hereby constitutes the legal, valid and binding obligation of each Loan Party thereto, enforceable against each such Loan Party in accordance with its terms.

         4.7 True, complete, and correct executed copies of the Amendment No. 6 and Waiver to the Senior Credit Agreement dated as of March 30, 2001 (the "SENIOR AMENDMENT NO. 6) and all other documents, instruments or agreements executed in connection therewith (the "SENIOR AMENDMENT DOCUMENTS") have been delivered to the Purchasers. Except as specified in the Senior Amendment Documents, none of the parties to the Senior Amendment Documents have waived compliance by any of the other parties thereto with any term, covenant or condition thereof, and no party thereto has breached any covenant set forth therein or failed to perform any of its obligations thereunder.

         4.8 None of the information, exhibits or reports furnished by any Loan Party to any Purchaser in connection with this Amendment No. 5 contained any untrue statement of a material fact or omitted to state a material fact necessary to make the statements made therein not misleading.

         4.9 Since the Closing Date (but in the case of PolyVision, since the Amendment No. 1 Effective Date) there have been no amendments to any Loan Party's corporate charter.

         5. AFFIRMATION AND AGREEMENTS OF THE COMPANY AND THE GUARANTORS.

         5.1 The Company and the Guarantors hereby affirm their absolute and unconditional promise to perform and pay to each Purchaser the obligations under the Notes, the Note Agreement as amended hereby, and the other Transaction Documents at the times and in the amounts provided for therein.

         5.2 In order to induce the Purchasers to enter into this Amendment, the Company and the Guarantors acknowledge and agree that: (i) none of them has any claim or cause of action against any of the Purchasers (or any of their respective directors, officers, employees or agents); (ii) none of them has any offset right, counterclaim or defense of any kind against any of their respective obligations, indebtedness or liabilities to the Purchasers; and (iii) each of the Purchasers have heretofore properly performed and satisfied in a timely manner all of their obligations to the Company and the Guarantors. The Company and the Guarantors wish to eliminate any possibility that any past conditions, acts, omissions, events, circumstances or matters would impair or otherwise adversely affect any rights, interests, contracts or remedies in favor of the Purchasers. Therefore, each of the Company and the Guarantors for themselves and on behalf of each of their Subsidiaries, unconditionally release, waive and forever discharges (A) any and all liabilities, obligations, duties, promises or indebtedness of any kind of any of the Purchasers to any Loan Party, except the obligations to be performed by the Purchasers as expressly stated in this Amendment No. 5 and the other Transaction Documents, and (B) all claims, offsets, causes of action, suits or defenses of any kind whatsoever (if any), whether arising at law or in equity, whether known or unknown, which the Company and the Guarantors or their Subsidiaries might otherwise have against any of the Purchasers or any of their directors, officers, employees or agents, in either case (A) or (B), on account of any condition, act, omission, event, contract, liability, obligation, indebtedness, claim, cause of action, defense, circumstance or matter of any kind whatsoever arising or occurring on or prior to the date of this Agreement. The waivers, releases, and discharges in this paragraph shall be effective regardless of any other event that may occur or not occur after the date hereof.

         6. CONDITIONS TO EFFECTIVENESS. This Amendment shall be effective as of the date hereof upon the satisfaction of the following conditions precedent by 5:00 p.m. (Boston time) on a date (such date being referred to herein as the "AMENDMENT NO. 5 EFFECTIVE DATE") occurring not later than March 30, 2001:

         6.1 Each of the parties hereto shall have executed and delivered this Amendment No. 5 and the Administrative Agent under the Senior Credit Agreement shall have consented hereto.

         6.2 The representations and warranties contained herein and each other agreement, instrument, certificate or other writing delivered to the Purchasers pursuant hereto shall be correct on and as of the Amendment No. 5 Effective Date after giving effect to this Amendment No. 5 and the Senior Amendment Documents as though made on and as of such dates.

         6.3 The Company shall have paid all reasonable legal (U.S. and foreign) and other out-of-pocket expenses incurred by the Purchasers in connection with the transactions contemplated by or referred to in this Amendment No. 5, including, without limitation, out-of-pocket due diligence, transportation, computer, duplication, appraisal, audit and consultant fees.

         6.4 The Loan Parties shall have otherwise complied in all respects with the terms hereof and of any other agreement, document, instrument or other writing to be delivered by any Loan Party in connection herewith.

         6.5 The Purchasers shall have received the following, each in form and substance satisfactory to them:

                  (a) copies of the resolutions of the Board of Directors of each Loan Party, certified by a Senior Officer thereof, authorizing, to the extent a party thereto, the execution, delivery and performance by such Loan Party of this Amendment No. 5 and the other Amendment No. 5 Documents;

                  (b) good standing certificates of recent date for each Loan Party from the Secretary of State of its state of incorporation; and

                  (c) copies of the fully executed Senior Amendment Documents.

         6.6 The Purchasers shall have received all financial, business and other information regarding the Company and its Subsidiaries and its properties and assets as they shall have reasonably requested, and all of the foregoing shall be acceptable to the Purchasers.

         6.7 The Purchasers shall have received a favorable written opinion of Greenberg Traurig, LLP, counsel to the Company, as to such matters as the Purchasers may reasonably require relating to this Amendment No. 5 (including the absence of any required governmental consents in connection therewith) in form and substance as the Purchasers may reasonably request.

         6.8 All proceedings in connection with the transactions contemplated by this Amendment No. 5, and all documents incidental thereto shall be reasonably satisfactory to the Purchasers, and each Purchaser shall have received all such information and such counterpart originals or certified copies of documents as may have been reasonably requested.

         7. CONFIRMATION OF GUARANTY.

         7.1 Each Guarantor hereby (i) acknowledges and consents to this Amendment No. 5 (whether or not its consent is required); (ii) confirms and agrees that its guaranty as set forth in Section 11 of the Note Agreement is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, and all references in the Note Agreement shall mean the Note Agreement as amended by this Amendment No. 5; and (iii) confirms and agrees that the obligations guaranteed by such Guarantor in such Section 11 include the obligations of the Company to the Holders under the Note Agreement and the Notes as amended by this Amendment No. 5.

         8. CONTINUED EFFECTIVENESS OF NOTE AGREEMENT.

         8.1 Except as specifically amended herein, the Note Agreement and the other Transaction Documents are, and shall remain, in full force and effect, and are hereby ratified and confirmed in all respects except that on and after the Amendment No. 5 Effective Date all references to the Note Agreement in any Transaction Document shall mean the Note Agreement as amended and supplemented by this Amendment
No. 5.

         9. MISCELLANEOUS.

         9.1 This Amendment No. 5 shall be governed by, and construed and enforced in accordance with, the laws of the State of New York, without regard to any conflicts of law rules which would require the application of the laws of any other jurisdiction.

         9.2 No modification or waiver of or with respect to any provisions of this Amendment No. 5 or any other agreements, instruments and documents delivered pursuant hereto nor consent by the Purchasers to any departure by the Company or any Guarantor from any of the terms or conditions thereof, shall in any event be effective unless it shall be in writing and executed in accordance with the provisions of the Note Agreement, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No consent to or demand on the Company or either Guarantor in any case shall, of itself, entitle them to any other or further notice or demand in similar or other circumstances. This Amendment No. 5, together with the Note Agreement, as so amended, and the other Transaction Documents embodies the entire agreement and understanding among the Loan Parties and the Purchasers, and supersedes all prior agreements and understandings, relating to the subject matter hereof.

         9.3 The provisions of this Amendment No. 5 are severable, and if any clause or provision shall be held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such clause or provision, or part thereof, in such jurisdiction and shall not in any manner affect such clause or provision in any other jurisdiction, or any other clause or provision in this Amendment No. 5 in any jurisdiction.

         9.4 This Amendment No. 5 may be signed in any number of counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument.

         9.5 This Amendment No. 5 shall be binding upon and inure to the benefit of the Loan Parties and their respective successors and to the benefit of the Purchasers, any Holder and their respective successors and assigns. The rights and obligations of the Loan Parties under this Amendment No. 5 shall not be assigned or delegated without the prior written consent of the Required Holders, and any purported assignment or delegation without such consent shall be void.

         9.6 The participation by any of the Purchasers and/or any of their respective representatives in discussions with the Company and the Guarantors and/or its affiliates or representatives shall not impose any duty on any party to negotiate a restructuring of the Note Agreement or to agree on any restructuring. No oral representations or statements shall constitute an agreement by any party. The Note Agreement can only be amended in a duly signed and authorized writing. The Company and the Guarantor and their affiliates shall not be entitled to rely on statements or representations of the

Purchasers or their representatives, other than those in writing duly signed and authorized.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 5 to be duly executed on the date first above written.


COMPANY:                            POLYVISION CORPORATION


                                    By /s/ GARY L. EDWARDS
                                       ----------------------------------
                                        Name: Gary L. Edwards
                                        Title: Chief Financial Officer
                                               Treasurer and Secretary

GUARANTORS:                         POSTERLOID CORPORATION


                                    By /s/ GARY L. EDWARDS
                                       ----------------------------------
                                        Name: Gary L. Edwards
                                        Title: Chief Financial Officer,
                                               Treasurer and Secretary


                                    GREENSTEEL, INC.

                                    By /s/ GARY L. EDWARDS
                                       ----------------------------------
                                        Name: Gary L. Edwards
                                        Title: Chief Financial Officer,
                                               Treasurer and Secretary


PURCHASERS:                         JOHN HANCOCK LIFE INSURANCE
                                    COMPANY (f/k/a JOHN HANCOCK MUTUAL LIFE
                                    INSURANCE COMPANY)


                                    By /s/ STACY AGRETELIS
                                       -----------------------------------
                                         Name: Stacy Agretelis
                                         Title: Director



                                    JOHN HANCOCK VARIABLE LIFE
                                    INSURANCE COMPANY


                                    By /s/ STACY AGRETELIS
                                       -----------------------------------
                                         Name: Stacy Agretelis
                                         Title: Authorized Signatory


                                    HANCOCK MEZZANINE PARTNERS L.P.


                                    BY: HANCOCK MEZZANINE
                                        INVESTMENTS LLC, its General Partner


                                    BY: John Hancock Life Insurance
                                        Company, as Investment Manager


                                    By  /s/ STACY AGRETELIS
                                       -----------------------------------
                                         Name: Stacy Agretelis
                                         Title: Director


Consented to:

FLEET NATIONAL BANK,
as Administrative Agent under the Senior Credit
Agreement referenced herein on behalf of the Lenders


By /s/ CHRISTOPHER N. SOTIR
  --------------------------------------------
Name: Christopher N. Sotir
Title Vice President